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                CONSENT OF INDEPENDENT ACCOUNTANTS
                             ________


To the Board of Directors of
   T. Rowe Price Index Trust, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 11 to the Registration Statement of
T. Rowe Price Index Trust, Inc. on Form N-1A (File Number 33-32859) of our report dated January 20, 1997, on our audit of the financial statements and financial highlights of T. Rowe Price Equity Index Fund, Inc., which report is included in the Annual Report to Shareholders for the year ended December 31, 1996, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                               COOPERS & LYBRAND L.L.P.
                               /s/Coopers & Lybrand L.L.P.

Baltimore, Maryland
January 27, 1998
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                CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A (the "Registration Statement") of T. Rowe Price Extended Market Index Fund and
T. Rowe Price Total Market Index Fund (two of three portfolios of the T. Rowe Price Index Trust, Inc.), of our reports dated January 20, 1997, relating to the financial statements and financial highlights appearing in the December 31, 1996 Annual Reports to Shareholders of T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Equity Income Fund, T. Rowe Price Growth & Income Fund, Inc.,
T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price New Era Fund, Inc., T. Rowe Price Real Estate Fund, Inc., and Mid-Cap Equity Growth Fund (constituting Institutional Equity Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
January 27, 1998
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